Supplement dated July 25, 2018
to the Prospectuses and Statement of Additional Information, each as supplemented (as applicable), of the following fund (the Fund):
Fund	Document Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (VP) – Columbia High Yield Bond Fund	Prospectuses and SAI: 5/1/2018
Jennifer Ponce de Leon, co-portfolio manager of the Fund, is on a medical leave of absence from Columbia Management Investment Advisers, LLC (the Investment Manager).  While she is expected to return, a timetable for her return is not set. Until such time, Brian Lavin, co-portfolio manager of the Fund since 2010, will serve as lead portfolio manager of the Fund, with continued support from the Investment Manager’s High Yield research analyst team.
Shareholders should retain this Supplement for future reference.
S-6466-316-A (5/18)